UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   May 19, 2005

LANDEC CORPORATION

(Exact name of registrant as specified in its charter)

California

(State or other jurisdiction of incorporation or organization)

0-27446	94-3025618
(Commission file number)	(IRS Employer Identification No.)

3603 Haven Avenue, Menlo Park, California 94025

(Address of principal executive offices and zip code)

(650) 306-1650

(Registrant’s telephone number,
including area code)

Not Applicable

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02               Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Kirby L. Cramer retired as a member of the Board of Directors of the Company effective as of May 19, 2005.

Item 5.03               Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

Effective as of May 19, 2005, the Board of Directors of the Company approved an amendment and restatement of its Bylaws to decrease the number of directors from nine (9) to eight (8).  Attached as Exhibit 3.1 to this filing is a copy of the Amended and Restated Bylaws.

Item 9.01               Financial Statements and Exhibits.

(c)           Exhibits.

3.1           Amended and Restated Bylaws of the Registrant.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

LANDEC CORPORATION
Registrant

Date: May 23, 2005	By:	/s/ Gregory S. Skinner
Gregory S. Skinner
Vice President of Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.

3.1	Amended and Restated Bylaws of the Registrant.